Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSE AGREEMENT

Effective May 20th, 2010 (the “Effective Date”), Research Corporation Technologies, Inc., a Delaware nonprofit corporation with offices at 5210 E. Williams Circle, Suite 240, Tucson, Arizona 85711-4410 (“RCT”), and ABLYNX N.V. , a Belgium corporation with its principal place of business at Technologiepark 4, 9052 Zwijnaarde, Belgium (“Licensee”) , agree as follows:

1. DEFINITIONS

1.1. “HOST STRAINS” means the primary strains of Pichia pastoris listed in EXHIBIT A, any strains of Pichia pastoris that RCT […***…], and any strains of Pichia pastoris derived in any manner from the strains provided to Licensee by, or on behalf of, RCT or derived using materials, samples or non-public written information provided to Licensee by, or on behalf of, RCT. In this Agreement, any materials or samples shall only be deemed to be provided to Licensee “on behalf of” RCT […***…], samples or non-public written information from […***…] (or from another licensee or agent of RCT) with explicit written notification, given by […***…] (or by such other licensee or agent of RCT) at the time […***…], that said materials, samples or non-public written information are provided by […***…] (or by such other licensee or agent of RCT) to Licensee […***…] and, in case of materials, samples or non-public written information provided […***…], that said materials, samples or non-public written information are […***…]. The HOST STRAINS that Licensee as of the Effective Date […***…] are listed in EXHIBIT A.

1.2. “ENGINEERED GLYCOSYLATION” means a […***…].

1.3. “EXPRESSION VECTORS” means the primary vectors listed in EXHIBIT B, any vectors that RCT may later, […***…] for use in the HOST STRAINS, and vectors derived in any manner from the EXPRESSION VECTORS provided to Licensee under this Agreement or derived using materials, samples or information provided to Licensee by, or on behalf of, RCT. The EXPRESSION VECTORS that Licensee as of the Effective Date […***…] are listed in EXHIBIT B.

1.4. “EXPRESSION SYSTEM” means a HOST STRAIN containing an EXPRESSION VECTOR which directs the production of any protein or other substance.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.5. “NANOBODY PRODUCT” means […***…] collectively referred to herein as a “NANOBODY”). For the sake of clarity, a NANOBODY PRODUCT containing the same NANOBODY active ingredient(s) as another NANOBODY PRODUCT is nevertheless a separate and distinct NANOBODY PRODUCT from such other NANOBODY PRODUCT for all purposes under this Agreement if the former NANOBODY PRODUCT is used or sold with a label for a different route of administration (e.g. intravenous, subcutaneous, intrathecal, intravitreal, inhalation, intranasal, oral (p.o.), topical ophthalmic, topical otic, topical dermal, etc.) from that of such other NANOBODY PRODUCT. Wherever possible, for determining the NANOBODY active ingredient of any NANOBODY PRODUCT, reference shall be made to the active ingredient mentioned in the marketing authorization granted by a competent regulatory authority to place the relevant NANOBODY PRODUCT on the market in the relevant country or countries.

1.6. “RCT EXPRESSION TECHNOLOGY” means all technology, materials and know-how owned or controlled by RCT which relate to the HOST STRAINS, EXPRESSION VECTORS or EXPRESSION SYSTEM, are useful in the production of NANOBODY PRODUCT and either (i) Licensee […***…] with explicit written notification, given by […***…], that such HOST STRAINS, EXPRESSION VECTORS or EXPRESSION SYSTEM are provided by […***…] to Licensee […***…]; or (ii) RCT delivers to Licensee pursuant to this Agreement.

1.7. “LICENSEE EXPRESSION TECHNOLOGY” means technology, materials and other know-how of Licensee, its AFFILIATES or PARTNERS (for example and without limitation, conceived, generated, developed and/or reduced to practice by Licensee, its AFFILIATES or PARTNERS) that are improvements to, or enhancements of, […***…]. Licensee is under no obligation (i) to transfer to RCT or any third party any proprietary host strains, vectors or other materials within LICENSEE EXPRESSION TECHNOLOGY; or (ii) to disclose to RCT or to any third party any non-public information proprietary to Licensee within LICENSEE EXPRESSION TECHNOLOGY.

1.8. “EXPRESSION TECHNOLOGY” means RCT EXPRESSION TECHNOLOGY and LICENSEE EXPRESSION TECHNOLOGY.

1.9. “RCT PATENT RIGHTS” means the patents and patent applications identified in EXHIBIT C, any patents that may issue from such patent applications, and any continuation (in whole or in part) or divisional applications based on the patent applications listed in EXHIBIT C that RCT may later file, as well as all reissues, reexaminations, and extensions thereof. At the request of Licensee not more frequently than […***…], Exhibit C shall be updated by RCT.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.10. “LICENSEE PATENT RIGHTS” means all patent applications filed by Licensee (or its AFFILIATES or PARTNERS) and owned or controlled by Licensee (or its AFFILIATES or PARTNERS) in respect of LICENSEE EXPRESSION TECHNOLOGY and all patents issued or that may issue on such patent applications (including any continuation (in whole or in part) or divisional applications based on such patent applications, as well as all reissues, reexaminations, and extensions thereof) in respect of LICENSEE EXPRESSION TECHNOLOGY.

1.11 “NET SALES” means the gross amounts invoiced by or on behalf of Licensee, its AFFILIATES, or its PARTNERS (each of the foregoing, a “Selling Party”) for sales of NANOBODY PRODUCTS to third party end-users, less the following deductions actually incurred, allowed, or paid but only to the extent that such deductions actually pertain to the sale or other disposition of such NANOBODY PRODUCTS by the Selling Party and are included in gross amounts invoiced (all as recorded by the Selling Party in its official books and records in accordance with United States generally accepted accounting principles applied on a consistent basis): […***…]

As used herein, a “sale” means a sale or other disposition for value. Notwithstanding anything to the contrary herein, use of a NANOBODY PRODUCT for development purposes, such as for clinical trials, preclinical trials, compassionate use or indigent patient programs shall not be deemed a sale hereunder. For purposes of converting invoice prices, in currencies other than U.S. Dollars, to U.S. Dollars, the current exchange rate as reported in the Wall Street Journal under the column headed Currency Trading and subtitled Exchange Rates for the last business day of the CALENDAR HALF-YEAR in which the sales were made shall be used.

1.12. “RELATED PARTY” means any one of Licensee, its AFFILIATES, its PARTNERS, or any other person enjoying a special course of dealing with Licensee, its AFFILIATES or its PARTNERS. By way of example but not limitation, a “special course of dealing” includes co-marketing arrangements between Licensee and a third party wherein the third party may sell NANOBODY PRODUCT, arrangements under which a third party will sell NANOBODY PRODUCT under a private labeling arrangement with Licensee, supply contracts in which Licensee agrees with a third party to supply or manufacture NANOBODY PRODUCT for sale by the third party under such third party’s name or mark, or barter arrangements in which Licensee exchanges NANOBODY PRODUCT for other products in kind. However, it is understood that a third party shall not acquire RELATED PARTY status solely because Licensee and such third party have entered into a license agreement to utilize technology that is not related to the subject of this Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.13. “CALENDAR YEAR” means any period of twelve consecutive months beginning with January 1 of each calendar year. “CALENDAR HALF-YEAR” means any period of six consecutive months beginning with January 1 and July 1 of each calendar year.

1.14. “AFFILIATE” means any entity which directly or indirectly controls, is controlled by, or is under common control with, a party to this Agreement. “Control” shall constitute the right to cast, or the right to direct the casting of, at least fifty percent (50%) of the votes at a meeting of such entity’s owners.

1.15. “MANUFACTURING PROCESS” means […***…].

1.16. “PARTNER” means […***…].

2. TRANSFER OF RCT EXPRESSION TECHNOLOGY. The HOST STRAINS and EXPRESSION VECTORS that Licensee as of the Effective Date […***…] are listed in Exhibit A. RCT shall not be required to provide any additional HOST STRAINS and EXPRESSION VECTORS to Licensee other than those explicitly requested in writing by Licensee and agreed upon by the parties.

3. GRANT OF LICENSES TO LICENSEE, GRANT OF SUBLICENSES BY LICENSEE, AND LICENSEE EXPRESSION TECHNOLOGY.

3.1. RCT hereby grants to Licensee the following nonexclusive, nontransferable (except as provided in Article 12) worldwide licenses: (a) a license under the RCT PATENT RIGHTS to produce or make NANOBODY PRODUCT and only NANOBODY PRODUCT (but not to have produced or made except as provided under Paragraphs 3.5, 3.6 and 3.7) and to use, sell, offer to sell, and import the thus produced NANOBODY PRODUCT; and (b) a license to use the EXPRESSION SYSTEM and to use the RCT EXPRESSION TECHNOLOGY to produce or make NANOBODY PRODUCT and only NANOBODY PRODUCT (but not to have produced or made except as provided under Paragraphs 3.5, 3.6 and 3.7) and to use, sell, offer to sell, and import the thus produced NANOBODY PRODUCT; subject to the limitations identified below. The foregoing licenses include, without limitation, the right to develop a MANUFACTURING PROCESS either on behalf of Licensee or on behalf of a PARTNER, subject to Paragraphs

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.5, 3.6 and 3.7. The foregoing licenses include neither a license to provide “contract research” to any third party nor a license to do “contract manufacturing” for any third party that has not been granted a license to use the EXPRESSION SYSTEM. “Contract research” is the performing of services for a third party using one or more HOST STRAINS, EXPRESSION VECTORS, or EXPRESSION SYSTEMS to make batches of NANOBODY PRODUCT that are intended for administration to and/or testing in human beings. “Contract manufacturing” is the manufacture of NANOBODY PRODUCT under a contract for a third party wherein the third party will sell the NANOBODY PRODUCT under its (or its AFFILIATE’S) own name or under a tradename owned by it (or its AFFILIATE). […***…].

3.2 RCT acknowledges and agrees that any and all LICENSEE EXPRESSION TECHNOLOGY […***…], and thus […***…], without further obligation to RCT except as expressly provided for herein, including in Paragraph 3.4. Licensee shall not be under any obligation to disclose or transfer any LICENSEE EXPRESSION TECHNOLOGY to RCT except as provided for herein, including in Paragraph 3.4.

3.3 Licensee shall have the right, at Licensee’s sole discretion and expense, […***…] “LICENSEE PATENT RIGHTS”). It is acknowledged and agreed that […***…] (including, without limitation, the LICENSEE PATENT RIGHTS) shall […***…] except as expressly provided for herein, including in Paragraph 3.4.

3.4 RCT and Licensee recognize that part of Licensee’s business interests lie in establishing intellectual property rights in the field of NANOBODY PRODUCTS. RCT and Licensee further recognize that RCT has a legitimate business interest in ensuring that any LICENSEE PATENT RIGHTS […***…]. For this reason, and subject to the last sentence of this Paragraph 3.4, Licensee herewith grants to RCT […***…]. The license granted to RCT in this Paragraph 3.4 shall […***…]. The license granted to RCT in this Paragraph 3.4 shall not include any right to enforce or assert the LICENSEE PATENT RIGHTS without […***…]. RCT will as soon as reasonably practicable inform Ablynx in writing of […***…] under this Paragraph 3.4. For the sake of clarity, and notwithstanding any other provision of this Paragraph 3.4 or this Agreement, Licensee shall not be under any obligation: […***…].

3.5 Subject to Paragraph 3.8, Licensee shall have the right to grant sublicenses to the rights licensed to it under Paragraph 3.1 to a contract manufacturing organization solely for the purposes of (i) […***…]; and/or (ii) […***…]. Any sublicense granted under this Paragraph 3.5 shall give the sublicensee […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.6 Subject to Paragraph 3.8, where Licensee has developed (on its own or, subject to the further terms and conditions of this Agreement, jointly with the relevant PARTNER) a MANUFACTURING PROCESS for a NANOBODY PRODUCT (or where such a MANUFACTURING PROCESS has been developed on behalf of Licensee under Paragraph 3.5, subparagraph (ii)), Licensee shall have the right to grant sublicenses to the rights licensed to it under Paragraph 3.1 to a PARTNER, solely in connection with an agreement between Licensee and the PARTNER that gives the PARTNER the right to develop and commercialize said NANOBODY PRODUCT and to use said MANUFACTURING PROCESS to manufacture said NANOBODY PRODUCT (and/or in connection with the transfer of said MANUFACTURING PROCESS to the PARTNER for this purpose). […***…].

3.7 […***…]. In respect of the NANOBODY PRODUCTS that may be developed, commercialized and/or sold pursuant to such sublicense, Licensee shall remain responsible and liable to RCT for all of its obligations under this Agreement, including Paragraphs 4.2, 4.5, 4.6, 4.7 and 5.1 of this Agreement. […***…].

3.8 […***…].

3.9 […***…].

4. PAYMENTS

4.1. Upon execution and delivery of this Agreement, Licensee shall pay to RCT a license issue fee of $[…***…]. This fee is nonrefundable, and noncreditable against any other amounts due under this Agreement.

4.2. Subject to Paragraph 4.3, Licensee shall pay RCT the following earned royalty payments on NET SALES of NANOBODY PRODUCTS, on a NANOBODY PRODUCT-by-NANOBODY PRODUCT and country-by-country basis (with the Member States of the European Union being deemed a single country for the purposes of this Agreement), during the term of this Agreement, and on NANOBODY PRODUCTS made or imported during the term of this Agreement but sold after the termination of this Agreement:

(a) Where, in a country, the manufacture, use, sale or import of the NANOBODY PRODUCT by Licensee or one of its AFFILIATES or PARTNERS would, […***…] in said country; or

(b) Where, in a country: […***…] in said country; or

(c) Where, in a country: […***…] in said country.

It is understood and agreed that the royalty payments […***…] of each NANOBODY PRODUCT. Earned royalty payments for Licensee’s activities during the term of this Agreement are due […***…]. For the sake of clarity, if none of the manufacture, use, sale, or importation of a NANOBODY PRODUCT would infringe (but for this Agreement) any RCT PATENT RIGHTS, the […***…], for such NANOBODY PRODUCT where applicable.

4.3. As mentioned in the first sentence of Paragraph 4.2: (i) the royalties under Paragraph 4.2 shall be payable and paid on a NANOBODY PRODUCT-by-NANOBODY PRODUCT and country-by-country basis; and (ii) for each NANOBODY PRODUCT, Licensee shall pay the royalties payable under Paragraph 4.2 during the term of this Agreement as set out in Paragraph 10.1 (which term, as mentioned in Paragraph 10.1, is calculated and shall expire on a NANOBODY PRODUCT-by-NANOBODY PRODUCT and country-by-country basis),

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[…***…].

4.4. Licensee shall pay to RCT US$35,000 (thirty-five thousand) […***…] after each PARTNER initially becomes a PARTNER. […***…]

4.5. Licensee shall pay to RCT a […***…] royalty of $[…***…] during the term of this Agreement. Such […***…] royalty will be increased by US$[…***…] for […***…] entered into by Licensee under this Agreement. The first […***…] royalty shall first be due on […***…]. […***…] royalties for subsequent years shall accrue and be payable on each and every successive […***…] on which this Agreement is in effect. Licensee may credit the […***…] royalty payment made against the amount of the earned royalties payable by Licensee to RCT in the same calendar year under this Agreement. No earned royalties paid for any calendar year in excess of […***…] royalties shall be creditable against any […***…] royalty payment or earned royalties due in any other calendar year.

4.6. All payments due hereunder are expressed in and shall be paid in United States of America currency by wire transfer, without deduction of exchange, collection or other charges to: RESEARCH CORPORATION TECHNOLOGIES, INC., […***…]; or to the account of RCT at such other bank as RCT may from time to time designate to Licensee in writing. If the amount is less than $[…***…], Licensee may elect to pay by company check, instead of wire transfer, to the address shown in Paragraph 15.

4.7. Licensee agrees to take all reasonable and necessary steps to register this Agreement in any country of the RCT PATENT RIGHTS where such is required to permit the transfer of funds and/or payment of royalties to RCT hereunder or is otherwise required by the government or law of such country to effectuate or carry out this Agreement. In no event shall Licensee be relieved of any obligations under this Agreement because it failed to register this Agreement in any such country.

4.8. If Licensee fails to make any payment required under this Agreement on or before the date […***…] after Licensee’s receipt of RCT’S written notice of such failure, Licensee shall pay interest on such unpaid amount at an annual rate equal to the prime rate, as quoted by Wells Fargo Bank, N.A., plus […***…]%, which interest shall accrue on the entire, unpaid amount from the date the payment not timely made became due until the date such payment is paid in full. […***…]. If such rate exceeds the rate allowed by applicable law, then the highest rate allowed by law shall apply. Any payments received from Licensee by RCT shall be applied first to any unpaid, accrued interest and then to the satisfaction of any unpaid principal.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.9. […***…]. Licensee shall not be responsible for any costs in relation to filing, prosecution, grant, defense or maintenance (including U.S. or foreign maintenance fees for keeping in force any issued U.S. or foreign patent) of any of the RCT PATENT RIGHTS. Licensee shall cooperate with and assist RCT in obtaining any exemption from taxes imposed by any government (or instrumentality) of any country of the RCT PATENT RIGHTS on royalty payments owed or made by Licensee to RCT. […***…]. In such event, RCT shall fully cooperate with Licensee in obtaining, through ordinary administrative procedures, a refund of such taxes withheld and shall promptly execute and sign such documents reasonably requested by Licensee to obtain such refund through ordinary administrative procedures, all without out-of-pocket expense to RCT.

5. REPORTS, RECORDS AND INSPECTION

5.1. Subject to Paragraph 8.2, Licensee shall render to RCT, on or before the […***…] or […***…] (for Licensee and its AFFILIATES) and […***…] (for PARTNERS) immediately following the first sale of a NANOBODY PRODUCT under this Agreement, and on or before each […***…] and […***…] (for Licensee and its AFFILIATES) and […***…] (for PARTNERS) of each calendar year thereafter during the term of this Agreement, a true and complete written report setting forth the following items as they pertain to the CALENDAR HALF-YEAR just ended (for Licensee and its AFFILIATES) and CALENDAR YEAR just ended (for PARTNERS) (separately stated for each entity and each country):

[…***…].

A responsible financial officer of Licensee, Licensee’s independent accounting firm, or the head of Licensee’s internal audit committee shall certify in writing that each such report is correct and complete. Licensee’s payment of the earned royalties based on Licensee’s, its AFFILIATES’, and its PARTNERS’ activities in the CALENDAR HALF-YEAR covered by the written report shall accompany the report. Licensee shall require its AFFILIATES and PARTNERS to make appropriate reports to Licensee to enable Licensee to comply with this Paragraph.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.2. Licensee shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles sufficient to enable RCT to determine the monies payable to RCT by Licensee under the terms of this Agreement. Licensee shall retain such records for […***…] after the end of the reporting period to which they pertain. Not more than […***…] per calendar year, upon […***…] written notice from RCT to Licensee, Licensee shall make such records available at the location where such records are customarily kept by Licensee to an independent certified public accountant appointed by RCT and reasonably acceptable to Licensee, at any reasonable time during normal business hours, to the extent necessary for RCT to verify the records and payments due under the terms of this Agreement. The books and records in respect of a given CALENDAR HALF-YEAR may only be audited […***…], unless the sales and royalty reports in respect of which the audit is performed are found by the auditors not to be accurate and correct, in which case the records may be audited again until such time that the auditors find that the relevant sales and royalty reports (as amended based on the outcome of the audit) are accurate and correct. […***…]. The auditors shall be allowed to take and to retain copies of the books and records referred to in this Paragraph 5.2. The auditors shall retain all information and all documents obtained in the course of the audit in the strictest confidence, provided, however, that the auditors shall only be allowed to disclose to RCT in reasonable detail (i) whether the sales and royalty reports and the information contained therein are accurate and correct; and if not, the reason why not; (ii) the amount of any outstanding royalties still payable to RCT, if any. The cost of the audit shall be borne by RCT, except in the event that the auditor finds that royalties for any calendar year been underpaid by an amount of more than […***…]% ([…***…] percent), in which case Licensee shall promptly reimburse RCT for all reasonable costs incurred by RCT in connection with the audit. Licensee shall require its AFFILIATES and PARTNERS to keep such books and records to enable Licensee to comply with this Paragraph.

5.3. For the longer of […***…] from the date on which RCT receives such information, or the date […***…] after the termination or expiration of this Agreement, RCT shall maintain the confidentiality of any and all of Licensee’s information received or obtained from Licensee under this Agreement, including Licensee’s information received through the reports provided under Paragraph 5.1 or through the audit rights available to RCT under Paragraph 5.2. RCT’s obligations under this Paragraph 5.3 shall not apply to any of Licensee’s information that, as evidenced by contemporaneous written records: (a) at the time of disclosure is or thereafter becomes available to the public through no fault of RCT; (b) was known to, or was otherwise in the possession of, RCT or its AFFILIATE before the receipt of such information from Licensee; (c) is obtained by RCT or its AFFILIATE from a source other than Licensee, and other than one who would be breaching a commitment of confidentiality to the disclosing party by disclosing such information; or (d) is developed by RCT or its AFFILIATE independently of any disclosure made under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6. SECRECY.

6.1 Except as specifically provided below, Licensee shall treat all samples and materials provided to it by, or on behalf of, RCT (including without limitation, all HOST STRAINS and EXPRESSION VECTORS provided under Article 2) as strictly confidential and will not divulge, distribute or provide such samples or material to any third party. Notwithstanding the foregoing, and subject to Paragraph 3.7, Licensee may transfer any part(s) of the RCT EXPRESSION TECHNOLOGY […***…] under Paragraphs 3.5 and/or 3.6 solely for the purpose(s) contemplated in these Paragraphs. Licensee shall not make any use of such samples or material except as required or authorized under this Agreement. Licensee may make materials and samples provided by, or on behalf of, RCT available to government agencies or regulatory bodies to the extent necessary to obtain approval to develop, test or market NANOBODY PRODUCT. Licensee agrees to take all commercially reasonable actions available to ensure that such agencies or regulatory bodies treat such materials and samples as confidential. Upon termination of this Agreement pursuant to Paragraph 10.2 or 10.3. Licensee shall destroy or return to RCT all such samples and materials. Upon expiration of this Agreement pursuant to Paragraph 10.1, the last sentence of Section 10.1 and Paragraph 10.4 shall apply.

6.2 In the case of any written information of a confidential and/or proprietary nature that has been disclosed to Licensee together with the transfer of HOST STRAINS and/or EXPRESSION VECTORS to Licensee (and provided such information has been properly marked as confidential), Licensee shall be free to disclose to third parties that part of such written information that: (a) at the time of disclosure is or thereafter becomes available to the public through no fault of Licensee; (b) as shown by written records, was lawfully known to, or was otherwise lawfully in the possession of, Licensee before the receipt of such information from RCT or any party acting on behalf of RCT, such as […***…]; (c) is obtained by Licensee from a source other than RCT, or a party acting on its behalf, such as […***…], and other than one who would be breaching a commitment of confidentiality to RCT by disclosing such information; or (d) is developed by Licensee independently of any disclosure made under this Agreement. In addition, but subject to Paragraph 3.7, Licensee may disclose any part(s) of such written information […***…] under Paragraphs 3.5 and/or 3.6 solely for the purpose(s) contemplated in these Paragraphs. Upon termination of this Agreement pursuant to Paragraph 10.2 or 10.3. Licensee shall destroy or return to RCT all copies of such information (except for one copy that Licensee can retain in its legal department in order to ensure its continued compliance with this Paragraph 6.2). Upon expiration of this Agreement pursuant to Paragraph 10.1, the last sentence of Section 10.1 shall apply.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7. LIMITATION OF LIABILITY; INDEMNITY.

7.1. Except in case of gross negligence or willful misconduct by RCT or one of its employees, RCT shall in no event be liable for damages, whether direct or otherwise, arising out of the use by Licensee, its AFFILIATES, its PARTNERS or any third party of information, samples or materials supplied hereunder, or any NANOBODY PRODUCT made with the use or benefit of the EXPRESSION TECHNOLOGY. RCT shall in no event be liable for lost or prospective profits or special or consequential damages, whether or not RCT has been advised of the possibility of such damages, nor for any claim by a third party against Licensee.

7.2. In recognition of the fact that RCT will have no control of the activities of Licensee under this Agreement, Licensee agrees, for the term of this Agreement and for […***…] thereafter, to indemnify and hold harmless RCT and all directors, officers and employees of RCT, from and against any and all claims, demands, and actions, and resulting liabilities, judgments, costs and expenses of whatever kind, whether based on contract, negligence, strict liability, or statutory liability, including, without limitation, reasonable attorneys’ fees and cost of defense arising out of or related in any way to the production or sale of NANOBODY PRODUCT under this Agreement. RCT shall ensure that Licensee is promptly notified of any such claims in which it intends to invoke this Article 7. RCT and its employees shall cooperate fully with Licensee and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification. The foregoing indemnity shall not apply to the extent any such liability is attributable solely to the negligence or willful misconduct of RCT in connection with the production or sale of such NANOBODY PRODUCT.

7.3. On or before the earlier of the date Licensee uses, sells, offers to sell, or imports a NANOBODY PRODUCT, Licensee shall obtain and, thereafter throughout the term of this Agreement, and for a period of […***…] after termination of this Agreement, maintain in force, product liability insurance and other insurance coverages typically carried by entities engaged in Licensee’s business in amounts not less than […***…] U.S. Dollars (US$[…***…]) per accident or occurrence. Such insurance policies shall name the Indemnitees as additional insureds as respects this Agreement. Such policies shall provide or be endorsed to provide that such insurance is primary and any other insurance carried by any of the Indemnitees shall be excess and not contributing with the insurance required

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

hereunder. The policies shall contain Cross Liability and/or Severability of Interests provisions so as to not impair the right of one insured against another insured. The insurance policies shall provide or be endorsed to provide that written notice by registered mail shall be given to the Indemnitees at least thirty days before termination, cancellation, or reduction of coverage. The insurance policies required to be carried by Licensee under this Agreement shall be with companies that are reasonably acceptable to, and approved by, RCT. Licensee shall furnish RCT with a certificates of insurance evidencing coverage and, when requested, a copy of such policy. The requirements of this paragraph 7.3 shall survive termination of this Agreement.

8. REPRESENTATIONS AND WARRANTIES.

8.1 Nothing contained in this Agreement shall be construed as a representation by RCT that the RCT PATENT RIGHTS can be or will be used to prevent the importation, sale or use by a third party of a product in any country of the RCT PATENT RIGHTS where such product is placed in commerce under circumstances which applicable laws or treaties preclude the use of the RCT PATENT RIGHTS to prevent such importation, sale or use. Nothing contained in this Agreement shall be construed as a representation or warranty: (a) as to the scope or validity of any RCT PATENT RIGHTS; or (b) that any performance, or practice under any RCT PATENT RIGHTS is not an infringement of any patent of others. RCT warrants that it is the owner of the RCT EXPRESSION TECHNOLOGY and RCT PATENT RIGHTS and that it has the right to grant the licenses granted under Paragraph 3.1 hereof. RCT makes no other warranties, express or implied.

8.2 It is acknowledged and agreed that the development and commercialization of NANOBODY PRODUCTS (and the use of the EXPRESSION TECHNOLOGY for this purpose) shall be at the sole discretion of Licensee. Thus, nothing contained in this Agreement shall be construed as placing any obligation (whether explicit, by implication or otherwise) on Licensee as to the development or commercialization of NANOBODY PRODUCTS nor as to the use of the EXPRESSION TECHNOLOGY for this purpose. All decisions in this respect shall be taken by Licensee, at Licensee’s sole discretion and without any obligation to RCT (other than the reporting and other obligations under this Agreement). Nothing contained in this Agreement shall be construed as a representation by Licensee that Licensee will develop any NANOBODY PRODUCTS using the EXPRESSION TECHNOLOGY or use the EXPRESSION TECHNOLOGY to develop or produce any MANUFACTURING PROCESS and/or NANOBODY PRODUCTS. All decisions in this respect shall be taken by Licensee, at Licensee’s sole discretion and without any obligation to RCT (other than the reporting and other obligations under this Agreement).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9. FORCE MAJEURE. No failure or omission by any party in the performance of any obligation of this Agreement (except payments hereunder) shall be deemed a breach of this Agreement nor create any liability if the same shall arise from any cause or causes beyond the control of the party in question, as the case may be, including, but not restricted to, the following, which, for the purpose of this Agreement, shall be regarded as beyond the control of the party in question: acts of God; acts or omissions of any government or any agency thereof; compliance with any governmental authority or any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; acts of the public enemy; war, declared or undeclared; rebellion; insurrection; riot; sabotage; invasion; quarantine restrictions; strike; lockout; disputes or differences with workmen; transportation embargoes or delays in transportation.

10. TERM AND TERMINATION

10.1. Unless earlier terminated as hereinafter provided, this Agreement shall enter into force on the Effective Date and thereafter shall expire, on a NANOBODY PRODUCT-by-NANOBODY PRODUCT and country-by-country basis, upon the later of: (a) the expiration of the last-to-expire of the RCT PATENT RIGHTS; or (b) the date ten years after the date of first commercial sale of each NANOBODY PRODUCT in each country. Upon such automatic expiration, the licenses granted under Article 3 hereof shall become irrevocable and fully paid on a NANOBODY PRODUCT-by-NANOBODY PRODUCT and country-by-country basis, and Licensee may retain and use all LICENSEE EXPRESSION TECHNOLOGY (including any RCT EXPRESSION TECHNOLOGY which forms an integral and inseparable part of the LICENSEE EXPRESSION TECHNOLOGY for this purpose.

10.2. Licensee may terminate this Agreement at any time by giving RCT […***…] written notice of Licensee’s election to terminate this Agreement, subject to Paragraph 10.4 below.

10.3. If a party defaults under any of the terms, covenants or provisions of this Agreement, such party shall have […***…] after the giving of written notice of such default to the other party within which to correct such default. If such default is not corrected within such […***…] period, the other party shall have the right, at its option, to cancel and terminate this entire Agreement by means of written notification to the party in default and the licenses granted hereunder, in addition to any remedies at law or equity available to RCT.

10.4. Upon termination or expiration of this Agreement under any of Paragraphs 10.1, 10.2 or 10.3, Licensee shall immediately destroy all HOST STRAINS, EXPRESSION VECTORS and EXPRESSION SYSTEMS in Licensee’s possession, or return same to RCT, at RCT’s option. Nothing in this Agreement shall oblige Licensee, upon termination of this Agreement for any reason, to destroy, transfer or provide to RCT any LICENSEE EXPRESSION TECHNOLOGY ([…***…]).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.5. Termination of this Agreement shall not constitute a termination or a waiver of any rights of either party against the other party accruing at or prior to the time of such termination, nor shall it terminate or waive either party’s obligations under Article 6. Without limiting the generality of the foregoing, Licensee’s obligations to pay any amount payable to RCT under this Agreement, to report and pay royalties to RCT as to any NANOBODY PRODUCT made before termination of this Agreement or expiration of the pertinent RCT PATENT RIGHTS (even if such NANOBODY PRODUCT is used or sold or imported after the termination of this Agreement or expiration of the pertinent RCT PATENT RIGHTS), shall survive such termination or expiration in accordance with the relevant provisions of this Agreement. In addition to any provision of this Agreement that expressly provides for acts or obligations to continue beyond the termination of this Agreement, the provisions of Articles 5 (“Reports, Records and Inspection”), 6 (“Secrecy”), 7 (“Limitation of Liability; Indemnity”), 8 (“Representations and Warranties”), 14 (“Validity”), and 16 (“Dispute Resolution”) and Paragraphs 10.4 and 10.5 shall survive the termination of this Agreement.

11. WAIVERS AND MODIFICATIONS. It is understood that this Agreement contains the entire agreement between the parties relating to the production of NANOBODY PRODUCT using the EXPRESSION SYSTEM. Neither party shall be bound by any agreement, covenants or warranties made by its agents or employees, or any other person, unless such agreements, covenants and warranties shall be reduced to writing and signed by it. The failure of either of the parties at any time or times to require performance by the other party of any provisions hereof shall in no manner affect the right of the first-mentioned party thereafter to enforce the same. The waiver by either party of any breach of any provision hereof shall never be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

12. ASSIGNABILITY. This Agreement shall also be binding upon the legal successors of the parties. Also, Licensee may not assign or transfer any of its rights and/or any of its obligations arising out of this Agreement, either in full or in part, to any third party without prior written permission of RCT, not to be unreasonably withheld; provided that Licensee may, at its sole discretion, but upon prior written notification to RCT, assign the benefit of this Agreement to Licensee’s legal successor in connection with a merger or similar reorganization of, or in connection with the sale of all or substantially all of the assets or stocks in, the business to which this Agreement relates, whereupon this Agreement shall also be inure to the benefit of and be binding upon such legal successor.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13. LAW. This Agreement shall be governed by and construed according to the laws of the state of Delaware, United States of America, without regard to the laws of the state of Delaware concerning the conflict of laws.

14. VALIDITY. If any of the provisions of this Agreement are held to be invalid or unenforceable, the parties will attempt to replace them with new provisions which have the same intended force and effect, but are valid, and the remaining provisions shall not be affected.

15. ADDRESSES. All notices, requests, reports and other communications provided in this Agreement shall be in writing and shall be deemed to have been made or given: (a) when delivered, if delivered by hand or sent by facsimile, confirmed electronic mail, or the like; (b) on the day following deposit with an overnight courier; or (c) on the date five days following deposit with the United States Mail, certified or registered:

If to RCT:	If to Licensee:

President & CEO	CEO

Research Corporation Technologies, Inc.	Ablynx N.V.

5210 E. Williams Circle, Suite 240	Technologiepark 4

Tucson, Arizona, 85711-4410	Zwijnaarde, Belgium 9052

Fax: [... ***... ]	Fax: [... ***... ]

Email: [... ***... ]	Email: [... ***... ]

Such addresses may be altered by notice so given. If no time limit is specified for a notice required or permitted to be given by this Agreement, the time limit therefor shall be three full business days, not including the day of mailing. The foregoing address shall be used for purposes of delivery of samples and materials.

16. INDEPENDENT CONTRACTORS. Both parties are independent contractors under this Agreement. Consequently, nothing in this Agreement is intended or may be construed so as to establish a partnership or joint venture between the parties and neither party shall have the authority (actual or apparent) to bind the other party. Also, unless expressly provided otherwise herein, each party shall bear its own expenses incurred in performing its obligations under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

17. USE OF NAME. Unless expressly provided otherwise herein, nothing in this Agreement gives either party the right to use the name of the other party in any manner without prior written consent of said other party. However, Licensee shall have the right, at its sole discretion, to mention and disclose RCT as its licensor for the RCT EXPRESSION TECHNOLOGY. However, each of RCT and Licensee must keep the terms of this Agreement strictly confidential and may not disclose the terms of this Agreement to any third party without the other party’s prior written consent, which the other party may withhold in its sole discretion. Each party may disclose the content and terms of this Agreement to its legal counsel and its outside accountants without obtaining the other party’s prior written consent. Each party represents and warrants that before the execution and delivery of this Agreement, it has disclosed none of the substance of the negotiations leading to this Agreement nor the contemplated financial terms of this Agreement to any third party except its legal counsel and outside accountants.

18. NO LICENSE. Other than expressly provided for in this Agreement, nothing in this Agreement grants or shall be construed to grant to any party any right or license to any intellectual property rights or to any application for any intellectual property rights (including but not limited to patent applications or patents) that are held by and/or that are in the name of the other party, nor to any confidential or proprietary information that a party hereto may receive from the other party hereto. Also, nothing in this Agreement grants or shall be construed to grant any claim or option to any right or license referred to in this Paragraph 18.

19. DISPUTE RESOLUTION. The parties shall make all reasonable efforts to resolve any dispute concerning this Agreement, its construction, or its actual or alleged breach, by face-to-face negotiations between senior executives. Should such negotiation fail to resolve the matter, either party may bring judicial proceedings to resolve the matter in any state or federal court of competent jurisdiction sitting in the State of Delaware. By executing and delivering this Agreement, each party, for itself and in respect of its property, irrevocably consents and submits to the exclusive jurisdiction and venue of such courts in any such proceeding and otherwise waives any objection or defense, including any objection or defense based on forum non conveniens or improper venue, which it may now or hereafter have to the bringing of any such proceedings in such courts. Each party further agrees that service of process of notice in any such proceeding shall be effective if in writing and sent in the manners provided in Paragraph 15 of this Agreement, or in any other manner permitted by Delaware law.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

20. EXECUTION. This Agreement may be executed in counterparts and executed copies sent by facsimile or electronic mail shall be acceptable.

IN WITNESS WHEREOF, each party to this Agreement has caused a duly authorized officer to sign this Agreement to be effective the Effective Date.

ABLYNX N.V.		Research Corporation Technologies, Inc.

By:	/s/ Josefin-Beate Holz	By:	/s/ Shaun A. Kirkpatrick

Name:	Josefin-Beate Holz	Shaun A. Kirkpatrick, President & CEO

Title:	CMO	Authorized Signatory

Authorized Signatory

By:	/s/ Debbie Law

Name:	Debbie Law

Title:	Chief Scientific Officer

Authorized Signatory

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

Strains

[…***…]

EXHIBIT B

Vectors

[…***…]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

Licensed RCT Patent Right

Country	Status	Application Number	Application Date	Patent Number	Grant Date
[... ***... ]	[... ***... ]			[... ***... ]	[... ***... ]

[…***…]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

Licensed RCT Patent Right

Country	Status	Application Number	Application Date	Patent Number	Grant Date
[... ***... ]	[... ***... ]	[... ***... ]	[... ***... ]	[... ***... ]	[... ***... ]

[…***…]

20